UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2005

GLOBAL INNOVATIVE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

98-0217653

(IRS Employer Identification No.)

16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As used in this current report, the terms "we", "us" and "our" refer to Global Innovative Systems Inc. and our wholly-owned subsidiary.

SALE AND PURCHASE AGREEMENT

On September 27, 2005, our company entered into a Sale and Purchase Agreement with Glory Goal Investments Limited and Ko Yin. Pursuant to the terms and conditions of the Sale and Purchase Agreement, our company agreed to purchase 325 shares, or approximately 26%, of the issued and outstanding shares of Beijing Illumination (Hong Kong) Limited from Glory Goal Investments in consideration for the payment of HK$15,000,000 and the issuance of 1,750,000 common shares by our company to Glory Goal Investments.

On February 15, 2006, the parties to the Sale and Purchase Agreement entered into a Letter Agreement whereby the parties agreed to extend the completion date of the Sale and Purchase Agreement from October 5, 2005 to February 22, 2006.

CONDITIONS PRECEDENT TO THE CLOSING OF THE SALE AND PURCHASE AGREEMENT

The closing of the Sale and Purchase Agreement is subject to the satisfaction of conditions precedent to closing as set out in the Sale and Purchase Agreement including the following:

1.	our company and Glory Goal Investments will have received a duly executed copy of a legal opinion from each other as contemplated in the Sale and Purchase Agreement;
2.	our company and Glory Goal Investments will have received all regulatory and third-party consents and approvals contemplated in the Sale and Purchase Agreement;
3.	no breach of any warranty of our company or Glory Goal Investments will have occurred since the effective date of the Sale and Purchase Agreement;
4.	our company being satisfied with the due diligence review of the financial statements of Beijing Illumination as required in the Sale and Purchase Agreement; and
5.	as of the closing date, certain market makers will continue to make market in the our company's common shares on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc.

Due to conditions precedent to closing as set out in the Sale and Purchase Agreement, and the risk that these conditions precedent will not be satisfied, there is no assurance that our company will complete the transactions contemplated in the Sale and Purchase Agreement.

DEED AGREEMENT

Contemporaneous with our entry into the Sale and Purchase Agreement, our company entered into a Deed Agreement dated September 27, 2005 with Ko Yin, Admire Fame Investments Limited, Gain Huge Investments Limited and Splendid Fortune Investments Limited. Pursuant to the terms of the Deed Agreement, Admire Fame, Gain Huge and Splendid Fortune agreed to grant our company a call option which grants our company the right to purchase 313 shares, or approximately 25.0%, of the issued and outstanding shares of Beijing Illumination from Admire Fame, Gain Huge and Splendid Fortune and a further call option to purchase 72 shares, or approximately 5.8%, of the issued and outstanding shares of Beijing Illumination from Admire Fame. If the call options are triggered during the exercise period, our company has agreed to issue approximately 7,200,000 and 1,656,230 common shares respectively, in accordance with the terms of the Deed Agreement. Alternately, our company has agreed to grant Admire Fame, Gain Huge and Splendid Fortune a put option to require our company to purchase 313 shares of Beijing Illumination from Admire Fame, Gain Huge and Splendid Fortune and a further put option to require our company to purchase 72 shares of Beijing Illumination from Admire Fame. If the put options are triggered within the exercise period, our company has agreed to issue 7,200,000 and 1,656,230 common shares respectively in accordance with the terms and conditions of the Deed Agreement. The options granted under the Deed Agreement will be exercisable for a period of nine months, which period commences six months after the completion date of the Sale and Purchase Agreement.

On October 3, 2005, our company entered into a Letter Agreement with Glory Goal Investments, Admire Fame, Gain Huge, Splendid Fortune and Ko Yin whereby the parties agreed to amend the terms of the Sale and Purchase Agreement and the Deed Agreement. The amendments set out in the letter agreement include various provisions intended to comply with United States securities laws in regards to the issuance of securities under the two agreements.

CONDITIONS PRECEDENT TO THE CLOSING OF THE DEED AGREEMENT

The closing of the Deed Agreement is subject to the satisfaction of conditions precedent to closing as set out in the Deed Agreement including the condition that no breach of any warranty of our company or the other parties to the Deed Agreement will have occurred since the effective date of the Deed Agreement.

Due to conditions precedent to closing as set out in the Deed Agreement, and the risk that these conditions precedent will not be satisfied, there is no assurance that our company will complete the transactions contemplated in the Deed Agreement.

INFORMATION REGARDING BEIJING ILLUMINATION

Beijing Illumination was incorporated pursuant to the laws of Hong Kong on October 11, 2002. Beijing Illumination is an investment holding company which is engaged in the manufacture, sale, research and development of lighting equipment. Beijing Illumination manufactures four main categories of products including: (1) metal halide lamps; (2) high-pressure sodium lamps; (3) ultra high-pressure mercury lamps; and (4) lighting accessories. Metal halide lamps and high-pressure sodium lamps are high-intensity discharge lamps which generally offer outstanding efficiency, reliability and versatility with the additional benefit of low energy consumption in comparison with conventional incandescent lamps. They are operated with an ancillary ballast and starting gear and have a wide scope of applications ranging from street lighting, indoor and outdoor lighting of buildings to lighting for large structures. Besides high-intensity discharge lamps, Beijing Illumination has expanded its product mix into ultra high-pressure mercury lamps, which are classified as specialty lighting source products and are key components for modern light-weight digital crystal projectors.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

10.1

Sale and Purchase Agreement among our company, Glory Goal Investments and Ko Yin, dated September 27, 2005 (incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2005).

10.2

Deed Agreement among our company, Admire Fame, Gain Huge, Splendid Fortune and Ko Yin, dated September 27, 2005 (incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2005).

10.3

Letter Agreement among our company, Glory Goal Investments, Admire Fame, Gain Huge, Splendid Fortune and Ko Yin, dated October 3, 2005 (incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS INC.

By: /s/ Bondy Tan

Name: Bondy Tan

Title: President and Chief Executive Officer

Dated: February 17, 2006